UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2020
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Severance and Change in Control Plan
On November 3, 2020, the Board of Directors (the “Board”) of Envista Holdings Corporation (“Envista” or the “Company”) adopted the Envista Holdings Corporation Severance and Change in Control Plan (the “Severance Plan”) for employees designated by the Compensation Committee of the Board (the “Compensation Committee”) to be eligible to receive benefits under the Severance Plan. The Compensation Committee has designated the Company’s principal executive officer, principal financial officer and named executive officers (as defined in the Company’s Definitive Proxy Statement filed with the Commission on April 14, 2020) among others, to participate in the Severance Plan. Capitalized terms used in the following description are as defined in the Severance Plan, unless otherwise indicated.
The Severance Plan provides for the payment of severance and other benefits upon a Good Reason Resignation or an involuntary termination of employment that is for reasons other than Cause, Permanent Disability or death. Subject to customary releases and agreements upon a participant’s termination of employment, the Severance Plan provides for the following payments and benefits upon a qualifying termination:

•
cash payments equal to (i) the participant’s Severance Multiple multiplied by the participant’s annual Base Salary plus (ii) the Severance Multiple multiplied by the participant’s Annual Bonus Target Amount;

•	a cash payment equal to the participant’s pro-rated annual bonus based on actual performance for the year;

•
a lump sum payment equal to the amount the Company would have otherwise contributed toward the participant’s group health, prescription, vision and dental coverage premium equal to 12 multiplied by the participant’s Severance Multiple, subject to a maximum of 18 months; and

•
the opportunity to continue enrollment and coverage in the Company’s medical, dental and vision plans under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for the maximum COBRA coverage period available.

The Severance Plan also provides for the payment of benefits upon a Good Reason Resignation or involuntary termination for reasons other than Cause, Permanent Disability or death that occurs within 24 months after the date of a Change in Control as follows:

•	the cash payment described above equal to the participant’s Severance Multiple increased by 0.5;

•
the cash payment equal to the participant’s pro-rated annual bonus described above, determined as if the target performance goals had been achieved, subject to offset to the extent that a bonus payment is paid as a result of a Change in Control;

•	full vesting of any unvested equity awards held by the participant;

•	the lump sum payment for insurance premiums as described above equal to 18 months of coverage; and

•	the opportunity to continue enrollment and coverage in the Company’s insurance plans under COBRA, for the maximum COBRA coverage period available.
The foregoing description of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Amendments to Outstanding Equity Awards
On November 3, 2020, in connection with the adoption of the Severance Plan, the Board approved amendments to the Company’s outstanding equity awards, consisting of stock options and/or restricted stock units issued to the Company’s employees, including the Company’s principal executive officer, principal financial officer and named executive officers, pursuant to the Company's 2019 Omnibus Incentive Plan (the "Omnibus Plan") (collectively, the “Amendments”). The Amendments provide for accelerated vesting of the equity awards in the event of a termination of employment within 24 months following a “Substantial Corporate Change” of the Company (as defined in the Omnibus Plan) if the awards are effectively assumed or continued by the surviving or acquiring company in such Substantial Corporate Change and the participant is terminated without “Gross Misconduct” (as defined in the Omnibus Plan) or, if the participant participates in the Severance Plan, is terminated due to an “Involuntary Termination” or “Good Reason Resignation.” The Amendments to outstanding stock option awards provide that the participant may exercise his or her vested options until the earlier of (i) the fifth anniversary of the participant’s termination date and (ii) the expiration date of the options as set forth in the award agreement for the options.
The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which are attached hereto as Exhibits 10.2 (Form of Amendment to Restricted Stock Unit Agreement) and 10.3 (Amendment to Stock Option Agreement) and incorporated herein by reference.

Reinstatement of Salaries and Retainers
On November 3, 2020, the Board approved the full reinstatement of the base salaries of the Chief Executive Officer and the other named executive officers of the Company, effective November 1, 2020. The Board also approved the full reinstatement of the annual retainers of the Company’s non-employee directors effective November 1, 2020. The Board had previously reduced the base salaries and annual retainers in response to the uncertainty surrounding the impact of the COVID-19 pandemic, as reported on a Form 8-K filed with the Commission on April 2, 2020.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Envista Holdings Corporation Severance and Change in Control Plan
10.2	Form of Amendment to Restricted Stock Unit Agreement
10.3	Form of Amendment to Stock Option Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: November 5, 2020	By:	/s/ Mark E. Nance
Mark E. Nance
Senior Vice President, General Counsel and Secretary